Exhibit 99.10


News Release                                             Contact: Andrea Proulx
For Immediate Release                                    ----------------------
                                                          707-778-8900 ext. 3101
                                                    andreap@spectrumorganic.com


Spectrum Organic Products Reports Record Sales
----------------------------------------------

PETALUMA, CA (August 5, 2004) Spectrum Organic Products, Inc. (OTCBB-SPOP.OB) reported that net sales for the three months ended June 30, 2004 reached a new quarterly record for the company of $12,811,400 compared to net sales of $11,380,800 for the same period of the prior year, an increase of 13 percent1. The improved sales performance was primarily attributable to increased consumer awareness of the importance of healthy oils to overall health and nutrition. Additionally, many food manufacturers continued their push to eliminate partially hydrogenated oils (trans fats) from their products which drove the company's ingredient sales to record levels.

Spectrum reported net income for the quarter of $178,400 versus net income of $316,200 for the second quarter of 2003. The reduced profit for 2004 was primarily attributable to margin pressure on the company's consumer branded product lines as a result of increased raw material costs for certain key organic raw materials such as olive oil, canola oil and flaxseed. Also contributing to the reduced profit in 2004 was increased spending on several new sales and marketing initiatives during the second quarter. In particular, there was increased spending on Spectrum's new advertising campaign, "I am Spectrum."

Net sales for the six months ended June 30, 2004 were also an all-time record for the Company of $25,544,500 versus net sales of $21,689,400 for the first half of 2003, an increase of 18%. Net income for the six months ended June 30, 2004 was $69,400 versus $951,700 for the same period of the prior year. Once again the reduction in 2004 was primarily driven by increased raw material costs and higher spending on sales and marketing programs, particularly the new advertising campaign.

Management believes that earnings before interest, taxes, depreciation and amortization (EBITDA)2 is an important measure of its financial performance. For the three months ending June 30, 2004, Spectrum reported EBITDA of $529,100 versus EBITDA of $532,900 for the second quarter of 2003. There was no major EBITDA variance between the two quarters as the increased sales in 2004 were offset by the increased raw material costs. For the six months ending June 30, 2004, Spectrum reported EBITDA of $569,700 versus EBITDA of $1,380,300 for the prior year. Higher costs for raw materials and increased operating expenses in 2004 were the driving forces behind the reduced EBITDA performance year-to-date.

"Our second quarter sales were another all-time record, with significant growth delivered in the Spectrum Naturals(R) and Spectrum Ingredients culinary business segments," said Neil G. Blomquist, Spectrum CEO. "The Company has committed considerable resources in infrastructure, new packaging and brand marketing programs to strengthen Spectrum's position as the Healthy Fats Company."

Spectrum Organic Products, Inc. is a leading manufacturer and marketer of natural and organic culinary oils, vinegar, condiments and butter substitutes under the Spectrum Naturals(R) brand and essential fatty acid nutritional supplements under the Spectrum Essentials(R) brand. The company also produces and sells a wide range of oils, vinegar and nutritional ingredients to other manufacturers through its Spectrum Ingredients Division. All of the company's products feature healthy oils that are mechanically extracted and free of trans fats and genetically modified organisms.

"Safe Harbor" statements under the Private Securities Act of 1995: The statements contained in this release, which are not historical facts, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by the forward-looking statements. These risks and uncertainties are described in the company's Securities and Exchange Commission filings under the trading symbol "SPOP.OB".


----------------------

1 Net sales by business segment for the three and six month periods ended June 30, 2004 and 2003 are summarized as follows:

                                                                            Three months ended June 30,
                                                                --------------------------------------------------
                                                                       2004                   2003        % Change
                                                                       ----                   ----        --------
Spectrum Naturals(R)Culinary Products                           $ 6,092,300            $ 5,059,200            +20%
Spectrum Essentials(R)Nutritional Supplements                     2,130,500              2,530,300            -16%
Spectrum Ingredients/Other                                        4,588,600              3,791,300            +21%
                                                                -----------            -----------            ----
Total Net Sales                                                 $12,811,400            $11,380,800            +13%
                                                                ===========            ===========            ====


                                                                              Six months ended June 30,
                                                                --------------------------------------------------
                                                                       2004                   2003        % Change
                                                                       ----                   ----        --------
Spectrum Naturals(R)Culinary Products                           $11,909,900            $ 9,657,200            +23%
Spectrum Essentials(R)Nutritional Supplements                     4,799,300              4,976,600            -4%
Spectrum Ingredients/Other                                        8,835,300              7,055,600            +25%
                                                                -----------            -----------            ----
Total Net Sales                                                 $25,544,500            $21,689,400            +18%
                                                                ===========            ===========            ====


2 The reconciliation of net income to EBITDA for the three and six month periods ended June 30, 2004 and 2003 is summarized as follows:

                                                                  Three months ended June 30,
                                                              -----------------------------------
                                                                    2004                     2003
                                                                    ----                     ----
Net Income                                                    $  178,400               $  316,200
Add back: Provision for Income Taxes                             118,900                   26,500
          Interest Expense                                        77,800                   82,700
          Depreciation and Amortization Expense                  154,000                  107,500
                                                              ----------               ----------
EBITDA                                                        $  529,100               $  532,900
                                                              ==========               ==========


                                                                    Six months ended June 30,
                                                              -----------------------------------
                                                                    2004                     2003
                                                                    ----                     ----
Net Income                                                    $   69,400               $  951,700
Add back: Provision for Income Taxes                              46,300                   64,300
          Interest Expense                                       151,800                  153,100
          Depreciation and Amortization Expense                  302,200                  211,200
                                                              ----------               ----------
EBITDA                                                        $  569,700               $1,380,300
                                                              ==========               ==========




                                       SPECTRUM ORGANIC PRODUCTS, INC.
                                               BALANCE SHEETS



                                                  ASSETS
                                                                  (Unaudited)
                                                                    June 30,               December 31,
                                                                      2004                      2003
                                                                  ------------             ------------
Current Assets:
   Cash                                                            $      4,500            $      7,300
   Accounts receivable, net                                           4,272,400               4,163,200
   Inventories, net                                                   8,832,800               8,007,200
   Deferred income taxes - current                                      764,300                 514,200
   Prepaid expenses and other current assets                            499,100                 297,500
                                                                   ------------            ------------
Total Current Assets                                                 14,373,100              12,989,400

Property and Equipment, net                                           4,819,600               4,338,700

Other Assets:
   Deferred income taxes - long-term                                    797,000               1,087,700
   Intangible assets, net                                               585,800                 586,800
   Other assets                                                         231,200                 218,300
                                                                   ------------            ------------
Total Assets                                                       $ 20,806,700            $ 19,220,900
                                                                   ============            ============

                                   LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Bank overdraft                                                  $     21,700            $    513,800
   Line of credit                                                     6,033,000               4,833,000
   Accounts payable, trade                                            5,357,300               4,168,000
   Accrued expenses                                                     718,300               1,307,700
   Current maturities of term notes payable and capital lease
     Obligations                                                        364,600                 322,300
   Current maturities of notes payable, related parties                 252,100                 275,200
   Income taxes payable                                                    --                     9,900
                                                                   ------------            ------------
Total Current Liabilities                                            12,747,000              11,429,900

Notes payable and capitalized lease obligations, less
  current maturities                                                  1,372,100               1,104,200
Notes payable, related parties, less current maturities                 441,600                 549,200
Deferred rent                                                            43,800                  50,700
                                                                   ------------            ------------
Total Liabilities                                                    14,604,500              13,134,000
                                                                   ------------            ------------
Commitments and Contingencies

Stockholders' Equity:
   Preferred stock, 5,000,000 shares authorized,
       no shares issued or outstanding                                     --                      --
   Common stock, no par value, 60,000,000 shares
       authorized, 46,386,943 and 46,254,777 issued
       and outstanding at June 30, 2004 and
       December 31, 2003, respectively                                9,625,400               9,579,500
   Accumulated deficit                                               (3,423,200)             (3,492,600)
                                                                   ------------            ------------
Total Stockholders' Equity                                            6,202,200               6,086,900
                                                                   ------------            ------------
Total Liabilities and Stockholders' Equity                         $ 20,806,700            $ 19,220,900
                                                                   ============            ============



                                           SPECTRUM ORGANIC PRODUCTS, INC.
                                              STATEMENTS OF OPERATIONS



                                                            (Unaudited)                             (Unaudited)
                                                         Three Months Ended                      Six Months Ended
                                                   June 30,            June 30,            June 30,           June 30,
                                                     2004                2003                2004               2003
                                                 ------------        ------------        ------------        ------------

Net Sales                                        $ 12,811,400        $ 11,380,800        $ 25,544,500        $ 21,689,400

Cost of Goods Sold                                  9,851,900           8,414,900          19,682,300          15,650,700
                                                 ------------        ------------        ------------        ------------
Gross Profit                                        2,959,500           2,965,900           5,862,200           6,038,700
                                                 ------------        ------------        ------------        ------------
Operating Expenses:

   Sales and Marketing                              1,722,900           1,632,100           3,704,800           3,064,800

   General and Administrative                         874,400             917,700           1,903,800           1,815,300
                                                 ------------        ------------        ------------        ------------
Total Operating Expenses                            2,597,300           2,549,800           5,608,600           4,880,100
                                                 ------------        ------------        ------------        ------------

Income from Operations                                362,200             416,100             253,600           1,158,600
                                                 ------------        ------------        ------------        ------------
Other Income (Expense):

   Interest Expense                                   (77,800)            (82,700)           (151,800)           (153,100)
   Other                                               12,900               9,300              13,900              10,500
                                                 ------------        ------------        ------------        ------------
Total Other Expenses                                  (64,900)            (73,400)           (137,900)           (142,600)
                                                 ------------        ------------        ------------        ------------

Income Before Income Taxes                            297,300             342,700             115,700           1,016,000

Provision for Income Taxes                           (118,900)            (26,500)            (46,300)            (64,300)
                                                 ------------        ------------        ------------        ------------
Net Income                                       $    178,400        $    316,200        $     69,400        $    951,700
                                                 ============        ============        ============        ============

Basic and Fully Diluted Income Per Share         $       0.00        $       0.01        $       0.00        $       0.02
                                                 ============        ============        ============        ============

Weighted Average Shares Outstanding                46,321,295          45,705,571          46,298,426          45,705,571
                                                 ============        ============        ============        ============

Fully Diluted Average Shares Outstanding           48,464,066          46,023,029          48,739,211          46,059,234
                                                 ============        ============        ============        ============




                                       SPECTRUM ORGANIC PRODUCTS, INC.
                                          STATEMENTS OF CASH FLOWS


                                                                             (Unaudited)
                                                                           Six Months Ended
                                                                  June 30,                    June 30,
                                                                    2004                        2003
                                                                ------------               ------------
Cash Flows from Operating Activities:
Net Income                                                      $     69,400               $    951,700
  Adjustments to Reconcile Net Income to Net
   Cash used in Operating Activities:
  Provision for uncollectible receivables                             20,000                     36,700
  Provision for inventory obsolescence                               105,600                     74,700
  Depreciation and amortization                                      302,200                    211,200
  Imputed interest on note payable, related party                     10,100                      9,400

Changes in Assets and Liabilities:
  Accounts receivable                                               (129,200)                  (876,100)
  Inventories                                                       (931,200)                (3,398,600)
  Other assets                                                      (173,900)                   (80,200)
  Accounts payable                                                 1,189,300                  2,948,600
  Accrued expenses and other liabilities                            (606,100)                  (186,100)
                                                                ------------               ------------
Net Cash Used in Operating Activities                               (143,800)                  (308,700)
                                                                ------------               ------------

Cash Flows from Investing Activities:
  Purchase of property and equipment                                (782,200)                  (915,000)
  Purchase of intellectual property                                     --                     (275,000)
                                                                ------------               ------------
Net Cash Used in Investing Activities                               (782,200)                (1,190,000)
                                                                ------------               ------------

Cash Flows from Financing Activities:
  Decrease in bank overdraft                                        (492,100)                  (152,100)
  Proceeds from line of credit                                    11,198,100                 22,676,600
  Repayment of line of credit                                     (9,998,100)               (20,754,600)
  Proceeds from note payable                                         460,000                       --
  Repayment of bank term notes payable                              (140,800)                  (103,100)
  Repayment of capitalized lease obligations                         (24,800)                   (24,600)
  Repayment of notes payable, related parties                       (125,000)                  (136,500)
  Proceeds from exercise of stock options                             45,900                       --
                                                                ------------               ------------
Net Cash Provided by Financing Activities                            923,200                  1,505,700
                                                                ------------               ------------
Net Increase (Decrease) in Cash                                       (2,800)                     7,000

Cash, beginning of the year                                            7,300                      1,000
                                                                ------------               ------------
Cash, end of the period                                         $      4,500               $      8,000
                                                                ============               ============

Supplemental Disclosure of Cash Flow Information:
  Cash paid for income taxes                                    $     16,000               $    266,000
  Cash paid for interest                                        $    144,500               $    156,300

Non-Cash Financing Activities:
  Purchase of intellectual property with debt                   $       --                 $    275,000


                                                      -End-
